UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

_______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2025 (March 18, 2025)

Rapid Line Inc.

(Exact name of registrant as specified in charter)

Wyoming	333-266341	37-2039216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51st Floor, T1 Building Qianhai Excellence No. 1,	Shenzen, China
(Address of Principal Executive Offices)	(Zip Code)

+86-15274931919

(Registrant’s telephone number, including area code)

201 Allen Street Unit 10104, New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01. Changes in Control of Registrant.

Effective March 18, 2025, there occurred a change in control of Rapid Line, Inc., a Wyoming corporation (the “Company”). On such date, pursuant to a stock purchase agreement (the “Change-in-Control Agreement”), Jiang Jian acquired 2,500,000 shares of the Company’s common stock (the “Acquired Shares”) from Wiktor Moroz. The Acquired Shares represent approximately 68.82% of the outstanding shares of the Company’s common stock and constitute voting control of the Company.

The total consideration paid by Mr. Jian for the Acquired Shares was $362,315 in cash, the source of which was his personal funds.

In conjunction with the Change-in-Control Agreements, on March 18, 2025, Wiktor Moroz resigned as Sole Director, CEO, CFO and Secretary of the Company and Jiang Jian was appointed as the Sole Director, President, Chief Executive Officer and Secretary of the Company.

Certain information regarding the background of Mr. Jian is set forth below.

Jiang Jian, 40, has, since 2023, been a Director of Changsha Hualuo Media Co., Ltd., where he has lead strategic planning and overseen the company’s media operations, managed cross-functional teams to deliver high-quality media projects and developed innovative marketing campaigns to enhance brand presence. From 2012 to 2013, he was a Data Collection Specialist for Hengyang Qidong Public Transport Company, where his duties included conducting comprehensive data collection and analysis to optimize transit operations, providing actionable insights to improve service efficiency and passenger experience and collaborating with cross-functional teams to implement data-driven solutions. From 2005 to 2012, he was an Operations Associate for Hunan Expressway Company, where his duties included monitoring and maintaining highway operations to ensure safety and efficiency. Mr. Jian earned a Bachelor’s Degree in Business Administration from Hengyang Normal University, Hengyang, Hunan, China.

Until such time as the Company’s level of operations increases, Mr. Zhang will devote not less than 20 hours per week on the business of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 5.01. Changes in Control of Registrant is incorporated in this Item 5.02.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID LINE INC.

Date: March 25, 2025	By:	/s/ Jiang Jian
Jiang Jian
Chief Executive Officer

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